UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 28, 2013

FORTUNE INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

INDIANA
(State of incorporation or organization)

0-32543
(Commission file number)

20-2803889
(I.R.S. Employer
Identification No.)

6402 CORPORATE DRIVE
INDIANAPOLIS, INDIANA 46278
(Address of principal executive offices)

(317) 532-1374
(Registrant’s Telephone Number,
Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

On June 28, 2013, Fortune Industries, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”). The matters voted upon were: (1) the re-election of David A. Berry and Richard F. Suja as directors of the Company and (2) the ratification of the appointment of Somerset CPAs as the Company’s independent registered public accounting firm for the Company’s fiscal year 2013. The results of the voting were as follows:

(1) Each of the nominees was re-elected as a director of the Company. The Company did not solicit proxies with respect to this meeting.

(2) The appointment of Somerset CPAs as the Company’s independent registered public accounting firm was ratified.

Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
7,344,687	0	0	0	0

Signatures.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FORTUNE INDUSTRIES, INC.

Date: June 28, 2013	By:	/s/ Tena Mayberry
Tena Mayberry Chief Executive Officer